UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported):  October 26, 2011

CHINA XD PLASTICS COMPANY LIMITED
(Exact name of registrant as specified in charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 451-8434-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 26, 2011, the Audit Committee of China XD Plastics Company Limited (the “Company”) concluded that the Company’s previously filed financial statements for the years ended December 31, 2010 and 2009, for the third quarters ended September 30, 2010 and 2009 and for the first quarters ended March 31, 2011 and 2010 should no longer be relied upon because of (1) certain technical corrections required regarding non-cash adjustments relating to the calculation of basic and diluted earnings per share and (2) classification adjustments relating to certain items in the consolidated statements of cash flows. To correct these errors, the Company is in the process of amending and restating the affected financial statements. The restatements will have no impact on the Company's business operations, financial position, cash position, total assets, liabilities, revenue or net income, as previously reported. Moreover, there is no impact on the Company’s non-GAAP operating earnings which the Company deems as reflective of its operating results.

The Company will be filing Amendment No.2 to the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K/A”), Amendment No.1 to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010  and Amendment No. 1 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (collectively, the “Form 10-Q/As”) with the SEC on November 2, 2011. The Form 10-K/A and the Form 10-Q/As will contain the amended and restated financial statements.

Below is a summary of the errors identified by the Company and the corrections of such errors to be contained in the amended and restated financial statements that will be included in the Form 10-K/A and the Form 10-Q/As:

Calculation of Basic and Diluted Earnings Per Share

As disclosed by the Company in note 18 to the unaudited condensed consolidated financial statements in the Form 10-Q filed with the SEC on August 15, 2011 (the “2Q 10-Q”), the Company has not applied the two-class method in the calculation of basic and diluted earnings per share (“EPS”) in the prior periods’ financial statements. After application of the two-class method, both basic and diluted EPS for the quarter ended March 31, 2010 should be reduced by US$0.02 per share and the basic and diluted EPS for the year ended December 31, 2010 should be reduced by US$0.01 and US$0.02 per share, respectively.

Also as disclosed in the 2Q 10-Q, the Company identified a mathematical error in the computation of diluted EPS in the prior periods’ financial statements, in which the Company did not deduct the non-cash changes in fair values of warrants from net income attributable to common stockholders in the calculation of diluted EPS. After the accounting for the deduction of such non-cash changes in fair values of warrants from net income attributable to common stockholders, the diluted EPS for the quarters ended March 31, 2010, December 31, 2010 and March 31, 2011, and for the year ended December 31, 2010 should be reduced by US$0.04 per share, US$0.05 per share, US$0.01 per share and US$0.08 per share, respectively. The diluted EPS for the quarters ended June 30, 2010, September 30, 2010 and June 30, 2011 were not impacted by the mathematical error.

The above-mentioned EPS adjustment only impacted the consolidated statements of income and other comprehensive income below the operating line and is non-cash in nature. Such adjustment had no effect on business operations, total assets, total liabilities, revenue, net income or cash flows as previously reported. The Company immediately and fully disclosed the effect of such errors in the 2Q 10-Q and referenced such errors on its earnings call of the same date.

Classification of Certain Cash Flow Items

The Company also identified that the following three classification adjustments were required in its consolidated statements of cash flows:

•
The Company did not consider the impact of the unpaid amounts relating to property, plant and equipment in preparing the consolidated statements of cash flows for the interim and annual periods from January 1, 2009 to June 30, 2011.

•
The Company settled purchase obligations due to its equipment vendors using bank acceptance notes the Company received from its customers.  The Company reported such transactions as both operating cash inflows and investing cash outflows, instead of non-cash transactions;

•
In the year ended December 31, 2009, the Company settled a related party loan using bank acceptance notes the Company received from its customers.  The Company reported such transaction as both operating cash inflows and financing cash outflows, instead of non-cash transactions.  The adjustment is not applicable to the year ended December 31, 2010.

The Company has determined that these required classification adjustments were caused by a misapplication of U.S. GAAP and have no effect on the Company’s beginning or ending balances of cash and cash equivalents on its consolidated statements of cash flows. Further, these adjustments have no effect on the Company’s financial position, cash position, total assets, liabilities, revenue or net income, as previously reported, nor do they impact the Company’s actual business operations.

The effects of the classification adjustments (in USD millions) made in each of the interim and annual periods from January 1, 2009 to June 30, 2011 are as follows:

Three-month period ended March 31, 2009	Revised	As reported	Adjustment
Net cash (used in) provided by operating activities	(1.31)	5.57	(6.88)
Net cash used in investing activities	(0.13)	(0.04)	(0.09)
Net cash used in financing activities	(0.57)	(7.54)	6.97
Non-cash investing and financing activities:
- Payables for purchase of property, plant and equipment	0.01	-	0.01
- Settlement of a related party loan using bank acceptance notes	6.97	-	6.97

Six-month period ended June 30, 2009	Revised	As reported	Adjustment
Net cash (used in) provided by operating activities	(3.55)	3.99	(7.54)
Net cash used in investing activities	(0.14)	(0.71)	0.57
Net cash provided by (used in) financing activities	1.29	(5.68)	6.97
Non-cash investing and financing activities:
- Payables for purchase of property, plant and equipment	0.01	-	0.01
- Settlement of purchase obligations due to equipment vendors using bank acceptance notes	0.66	-	0.66
- Settlement of a related party loan using bank acceptance notes	6.97	-	6.97

Nine-month period ended September 30, 2009	Revised	As reported	Adjustment
Net cash provided by operating activities	9.86	18.20	(8.34)
Net cash used in investing activities	(0.47)	(1.84)	1.37
Net cash used in financing activities	(8.14)	(15.11)	6.97
Non-cash investing and financing activities:
- Payables for purchase of property, plant and equipment	0.01	-	0.01
- Settlement of purchase obligations due to equipment vendors using bank acceptance notes	1.46	-	1.46
- Settlement of a related party loan using bank acceptance notes	6.97	-	6.97

Year ended December 31, 2009	Revised	As reported	Adjustment
Net cash provided by operating activities	8.25	17.14	(8.89)
Net cash used in investing activities	(11.86)	(13.78)	1.92
Net cash provided by (used in) financing activities	6.59	(0.38)	6.97
Non-cash investing and financing activities:
- Payables for purchase of property, plant and equipment	0.56	-	0.56
- Settlement of purchase obligations due to equipment vendors using bank acceptance notes	1.46	-	1.46
- Settlement of a related party loan using bank acceptance notes	6.97	-	6.97

Three-month period ended March 31, 2010	Revised	As reported	Adjustment
Net cash used in operating activities	(4.96)	(5.51)	0.55
Net cash used in investing activities	(0.56)	(0.01)	(0.55)

Six-month period ended June 30, 2010	Revised	As reported	Adjustment
Net cash provided by operating activities	11.55	11.00	0.55
Net cash (used in) provided by investing activities	(0.48)	0.07	(0.55)

Nine-month period ended September 30, 2010	Revised	As reported	Adjustment due to Error 1
Net cash provided by operating activities	10.10	15.43	(5.33)
Net cash used in investing activities	(0.65)	(5.98)	5.33
Non-cash investing activities:
- Settlement of purchase obligations due to equipment vendors using bank acceptance notes	5.88	-	5.88

Year ended December 31, 2010	Revised	As reported	Adjustment
Net cash provided by operating activities	10.53	17.98	(7.45)
Net cash used in investing activities	(12.27)	(19.72)	7.45
Non-cash investing activities:
- Payables for purchase of property, plant and equipment	2.10	-	2.10
- Settlement of purchase obligations due to equipment vendors using bank acceptance notes	5.91	-	5.91

Three-month period ended March 31, 2011	Revised	As reported	Adjustment
Net cash provided by operating activities	1.44	1.43	0.01
Net cash used in investing activities	(0.09)	(0.08)	(0.01)
Non-cash investing activities:
- Payables for purchase of property, plant and equipment	2.09	-	2.09

Six-month period ended June 30, 2011	Revised	As reported	Adjustment
Net cash provided by operating activities	31.61	31.86	(0.25)
Net cash used in investing activities	(17.34)	(17.59)	0.25
Non-cash investing activities:
- Payables for purchase of property, plant and equipment	2.35	-	2.35

The adjustments described above and corresponding restatements have been discussed with Moore Stephens Hong Kong, the Company’s predecessor independent registered public accounting firm during the years and periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2011

CHINA XD PLASTICS COMPANY LIMITED

	By:	/s/ Jie HAN
Name: Jie HAN
Title: Chief Executive Officer